SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2004


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                    0-10652               94-2751350
-------------------------------      -------------       ---------------------
(State or other jurisdiction of      (File Number)         (I.R.S. Employer
         incorporation)                                  identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7:  Financial Statements and Exhibits

         (c)      Exhibits
                  --------

     (99.53)      News Release of North Valley Bancorp dated April 19, 2004
                  ---------------------------------------------------------


Item 12: Results of Operations and Financial Condition

         On April 19, 2004, the registrant issued a Press Release reporting its financial results for the month ending March 31, 2004. Attached hereto as
Exhibit 99.53 and incorporated herein by this reference is said Press Release dated April 19, 2004.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


                                       By: /s/ EDWARD J. CZAJKA
                                           -------------------------------------
                                           Edward J. Czajka
Dated:  April 19, 2004                     EVP & CFO



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